UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 9/30/17

Item 1.	Reports to Stockholders.

Semiannual Report September 30, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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Semiannual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

This semiannual report for Franklin Limited Duration Income Trust covers the period ended September 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the six months under review, the Fund posted cumulative total returns of +2.62% based on net asset value and +5.85% based on market price. Net asset value decreased from $12.91 per share on March 31, 2017, to $12.60 at period-end, and the market price increased from $11.97 to $12.01 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The US economy strengthened during the six months under review. Key growth drivers in 2017’s second and third quarters included consumer spending, business investment, exports and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.5% in March 2017 to 4.2% at period-end.1 Monthly retail sales were volatile during the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.4% in March 2017 to 2.2% at period-end.1

At its June meeting, the US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 1.00%–1.25%, amid signs of a growing US economy,

Portfolio Composition*

Based on Total Investments as of 9/30/17

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of total investments.

strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. In June, the yield rose due to renewed optimism for improvement in economic growth, while in July, the yield rose further amid hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s impact, the Fed’s proposed balance sheet

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 9.

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Dividend Distributions*
4/1/17–9/30/17
Month	Dividend per Common Share (cents)

April	10.79
May	10.79
June	10.77
July	10.73
August	10.67
September	10.62
Total	64.37

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

normalization in October and the Republican tax reform plan pushed up yields further toward period-end. However, geopolitical tensions in the Middle East and the Korean Peninsula, US political concerns, and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield. Overall, the 10-year Treasury yield fell from 2.40% at the beginning of the period to 2.33% at period-end.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

The six-month period under review experienced less volatility in both financial markets and interest rates, as investors became more confident with the prospects for continued global economic expansion. The 10-year US Treasury yield declined seven basis points during the period to +2.33%. However, US Treasury yields moved higher in the front end of the curve and contracted over longer dated maturities, which led to a flattening of the yield curve over the period. Bond yields and inflation expectations have largely remained within anticipated ranges and global growth expectations continued to be revised higher. Consumer confidence has improved since the US presidential election given largely absent inflationary pressures and improving global growth. Personal consumption continues to be a large driver of the US economy and improving consumer confidence has benefited riskier assets.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The broader stock market, as measured by the Standard & Poor’s 500® Index, rose 7.71% over the six-month period after factoring in reinvested dividends.2 Fixed income markets also generated positive returns with lower quality asset classes generally outperforming higher quality asset classes. High yield corporate bonds returned +4.01%, as measured by the Credit Suisse (CS) High Yield Index, followed by mortgage-backed securities at +1.84%, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index, and leveraged loans at +1.82%, as measured by the CS Leveraged Loan Index (LLI Index).2,3 Over the past six months, we increased our exposure to leveraged loans, while reducing our exposure to asset-backed securities.

High Yield Corporate Bonds

Investor appetite for risk coupled with favorable credit fundamentals led to an above-coupon return of +4.01% for high yield corporate bonds during the period. Nearly all subsectors generated positive returns and these returns demonstrated

2. Source: Morningstar.

3. Source: Credit Suisse Group.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondataresources.com for additional data provider information.

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limited differences from the overall sector. Gaming and leisure outperformed all other subsectors whereas food and drug was the laggard and the only subsector that had negative returns. During the period, high yield bond prices were mixed in June due to renewed interest-rate and oil-price volatility. Oil prices declined to a year-to-date low by mid-June following some inventory building. Returns were positive for each subsequent month but were lower in August, relative to July and September, given the heightened potential for conflict with North Korea and the start of the hurricane season. Although Hurricanes Harvey, Irma and Maria caused significant damage, returns rebounded strongly in September given the upward trend in oil prices and the US president’s call for comprehensive tax reform.

Returns by rating were not directly correlated to higher or lower rated credits. During the period, split-B rated bonds generated the best returns, followed by BB-rated and split-BBB rated bonds, while split-BB rated bonds performed in line with the index and B-rated and CCC-rated bonds underperformed the market.

The yield differential above comparable US Treasury yields declined from 4.5% to 4.0%, as investor appetite for the asset class pushed prices higher. Although pressures on commodity producers remained, the broader economic and fundamental corporate credit outlook remained fundamentally supportive of high yield credits. However, with the increase in valuations, we slightly decreased our exposure to high yield corporate bonds.

Floating Rate Corporate Loans

During the six-month period, the leveraged loan asset class returned +1.82%, as measured by the CS LLI. Following robust inflows into loan retail vehicles at the beginning of 2017, flows decelerated significantly and tempered loan demand. However, increased collateralized loan obligation (CLO) volume and continued low new issuance volume provided some balance among loan technical conditions and allowed income generation to offset price declines.

As the yield curve flattened during the period, investor enthusiasm declined for loans as a potential hedge against rising interest rates. Furthermore, despite a Fed rate hike in June, expectations of further rate hikes during 2017 were uncertain. Successive waves of repricing transactions from earlier in the year had also tightened spreads in the loan market, leading to muted coupon increases despite a steadily rising London InterBank Offered Rate (LIBOR), which helped to reduce investor interest in the asset class.

Although demand from retail investors was relatively weaker, CLO volume surged higher. Despite the increase in issuance, technical conditions for the CLO market remained strong as many investors found highly rated tranches attractive compared to other structured vehicles. In addition to new issuance, refinancing transactions remained active in the CLO market. Managers looked to tighten liability spreads through refinancing to offset the impacts of repriced loans.

The one-year default rate remained stable during the period and included a handful of defaults in the energy and retail sectors, while other issuers fell out of the calculation. Fundamental conditions also showed some signs of being later in the credit cycle, as public issuers of loans reported relatively softer quarterly earnings growth. Earnings reports reflected divergent results among loans in different industries, with issuers in energy, retail and media reporting weaker results.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency MBS, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all produced positive total returns, but underperformed high yield corporate bonds and had mixed results relative to corporate loans.

Despite tight yield differentials and being fairly valued, agency MBS delivered relatively solid performance. Lower yields and the Fed’s confirmation of its balance sheet normalization plan brought in investors searching for incremental yield. The Fed’s plan incorporates a $4 billion initial cap for reinvestments, which will be stepped up by an additional $4 billion each quarter until it reaches $20 billion. We expect prepayment speeds would remain within an expected range as a small percentage of US agency mortgage borrowers had the ability to refinance, and lending standards, while easing modestly, remained tight.

In agency MBS, the Fund’s mortgage exposure had the heaviest allocation to 3.5% and 4.0% coupon securities. We remained allocated to the CMBS sector, in securities we viewed as fundamentally sound bonds at attractive valuations.

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Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of September 30, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance1,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
6-Month	+2.62%	+5.85%	+2.62%	+5.85%
1-Year	+5.63%	+9.75%	+5.63%	+9.75%
5-Year	+25.16%	+17.17%	+4.59%	+3.22%
10-Year	+86.93%	+111.59%	+6.46%	+7.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FTF	9/30/17	3/31/17	Change
Net Asset Value (NAV)	$12.60	$12.91	-$0.31
Market Price (NYSE)	$12.01	$11.97	+$0.04

Distributions (4/1/17–9/30/17)

Net Investment Income

$0.6437

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 9/30/17, the Fund had leverage in the amount of 34.16% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 5/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Managed Distribution Plan

The Board of Trustees (the “Board”) of the Fund announced the adoption of a managed distribution plan (the “Plan”) on October 17, 2016 under which the Fund began, in January 2017, making monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly net asset value (“NAV”) of the Fund’s common shares. The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated. The distribution is calculated as 10% of the previous month’s average NAV, divided by 12. Typically, distributions will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month. The payment date for the distribution will typically be during the middle of the next month.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes.

The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital. A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.

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Financial Highlights

	Six Months Ended
	September 30, 2017	Year Ended March 31,
	(unaudited)	2017	2016	2015	2014	2013
Per common share operating performance
(for a common share outstanding throughout the period)
Net asset value, beginning of period	$12.91	$12.38	$13.87	$14.36	$14.30	$13.82

Income from investment operations:

Net investment income[a]	0.33	0.62	0.72	0.73	0.80	0.90
Net realized and unrealized gains (losses)	0.05	0.85	(1.41)	(0.33)	0.20	0.62
Dividends to preferred shareholders from net investment income	(0.05)	(0.07)	(0.06)	(0.06)	(0.06)	(0.05)

Total from investment operations	0.33	1.40	(0.75)	0.34	0.94	1.47

Less distributions to common shareholders from:
Net investment income	(0.64)	(0.57)	(0.74)	(0.83)	(0.88)	(0.99)
Tax return of capital	—	(0.36)	—	—	—	—

Total distributions	(0.64)	(0.93)	(0.74)	(0.83)	(0.88)	(0.99)

Repurchase of shares	—	0.06	—	—	—	—

Net asset value, end of period	$12.60	$12.91	$12.38	$13.87	$14.36	$14.30

Market value, end of period[b]	$12.01	$11.97	$11.34	$12.17	$13.05	$14.82

Total return (based on market value per share)[c]	5.85%	14.07%	(0.44)%	(0.35)%	(5.85)%	13.41%

Ratios to average net assets applicable to common shares[d,e]
Expenses before waiver and payments by affiliates and expense reduction	1.18%	1.35%	1.16%	1.14%	1.12%	1.13%
Expenses net of waiver and payments by affiliates and expense reduction	1.16% [f]	1.32% [f]	1.16% [f,g]	1.14% [f,g]	1.12% [f,g]	1.13%
Net investment income	5.06%	4.83%	5.52%	5.14%	5.65%	6.44%

Supplemental data
Net assets applicable to common shares, end of period (000’s)	$284,814	$291,875	$332,132	$372,080	$385,388	$383,632
Portfolio turnover rate	98.66%	265.00%	270.16%	289.67%	318.57%	295.39%
Portfolio turnover rate excluding mortgage dollar rolls[h]	17.60%	93.00%	81.78%	92.15%	137.85%	106.42%
Asset coverage per preferred share	$73,177	$74,809	$75,991	$76,665	$78,686	$79,157
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.

bBased on the last sale on the NYSE MKT.

cTotal return is not annualized for periods less than one year.

dBased on income and expenses applicable to both common and preferred shares.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(d) regarding mortgage dollar rolls.

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FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, September 30, 2017 (unaudited)

	Country	Shares/ Warrants		Value

Common Stocks and Other Equity Interests 0.9%
Energy 0.9%
[a] CHC Group LLC	Cayman Islands	15,520		$124,160
[a] Energy XXI Gulf Coast Inc.	United States	19,083		197,318
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	5,004		1,501
[a] Halcon Resources Corp.	United States	67,554		459,367
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408		4,486
[a] Linn Energy Inc.	United States	17,897		646,976
[a] Midstates Petroleum Co. Inc.	United States	364		5,657
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,579		289
[a,b,c] Nine Point Energy LLC	United States	18,477		221,719
[a] Penn Virginia Corp.	United States	3,117		124,618
[a] Samson Resources II LLC	United States	31,225		772,819

				2,558,910

Materials 0.0%†
[a] Verso Corp., A	United States	4,163		21,190
[a] Verso Corp., wts., 7/25/23	United States	438		4

				21,194

Transportation 0.0%†
[a] CEVA Holdings LLC	United States	112		50,463

Total Common Stocks and Other Equity Interests
(Cost $6,698,897)				2,630,567

Convertible Preferred Stocks 0.2%
Energy 0.2%
[a,b,c] Nine Point Energy Holdings Inc., cvt. pfd	United States	404		478,838

Transportation 0.0%†
[a] CEVA Holdings LLC, cvt. pfd., A-1	United States	6		3,720
[a] CEVA Holdings LLC, cvt. pfd., A-2	United States	243		109,238

				112,958

Total Convertible Preferred Stocks (Cost $747,552)				591,796

		Principal
		Amount	*
Convertible Bonds (Cost $1,476,542) 0.5%
Energy 0.5%
CHC Group LLC/CHC Finance Ltd., cvt., zero cpn., 10/01/20	Cayman Islands	798,131		1,225,131

Corporate Bonds 51.1%
Automobiles & Components 0.9%
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	1,500,000		1,571,250
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	700,000		732,375
senior note, 5.125%, 11/15/23	United States	300,000		314,625

				2,618,250

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Banks 2.0%
[d] Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	1,500,000	$1,548,750
[d] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,300,000	1,412,125
[d] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,629,375
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,105,260

			5,695,510

Capital Goods 2.1%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	1,200,000	1,236,150
[e] H&E Equipment Services Inc., senior note, 144A, 5.625%, 9/01/25	United States	500,000	528,750
[e] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	429,000
[e] Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	800,000	834,000
[e] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	500,000	527,500
TransDigm Inc., senior sub. bond, 6.50%, 5/15/25	United States	500,000	516,250
[e] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000	1,808,000

			5,879,650

Commercial & Professional Services 0.6%
[e,f] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	900,000	913,500
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000	654,000

			1,567,500

Consumer Durables & Apparel 1.7%
Beazer Homes USA Inc., senior note, 8.75%, 3/15/22	United States	1,300,000	1,443,000
[e] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,100,000	1,150,875
KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000	1,238,875
[e] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	1,000,000	1,065,000

			4,897,750

Consumer Services 3.8%
[e] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	800,000	805,000
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	932,500
[e] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	500,000	528,750
[e] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	1,500,000	1,591,875
[e] Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	1,400,000	1,471,750
[e] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	1,400,000	1,478,750
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000	1,082,500
[e] Silversea Cruise Finance Ltd., senior secured note, first lien, 144A, 7.25%, 2/01/25	United States	600,000	645,000
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	900,000	939,375
[e] Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,200,000	1,219,242

			10,694,742

Diversified Financials 1.8%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	700,000	726,250
[e] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	900,000	942,750
[e] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000	1,056,250

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Diversified Financials (continued)
Navient Corp.,
senior note, 5.00%, 10/26/20	United States	300,000	$309,375
senior note, 5.875%, 3/25/21	United States	200,000	211,250
senior note, 6.625%, 7/26/21	United States	700,000	750,750
senior note, 7.25%, 9/25/23	United States	1,100,000	1,200,375

			5,197,000

Energy 6.2%
[g] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	500,000	23,750
California Resources Corp.,
[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	924,000	604,065
senior note, 5.50%, 9/15/21	United States	37,000	20,905
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23	United States	1,000,000	980,000
[e] senior note, 144A, 11.50%, 1/15/21	United States	500,000	581,875
Cheniere Corpus Christi Holdings LLC,
senior note, first lien, 7.00%, 6/30/24	United States	700,000	798,875
senior secured note, first lien, 5.875%, 3/31/25	United States	600,000	648,000
[e] Cheniere Energy Partners LP, senior note, 144A, 5.25%, 10/01/25	United States	1,000,000	1,025,000
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	500,000	507,500
senior note, 8.00%, 4/01/23	United States	700,000	747,292
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,500,000	1,554,375
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	400,000	372,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,500,000	1,696,875
[e,h] EnQuest PLC, senior note, 144A, PIK, 8.00%, 10/15/23	United Kingdom	1,071,463	730,112
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000	774,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	900,000	924,750
[e] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	800,000	481,000
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000	488,600
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	900,000	857,250
senior note, 6.125%, 1/15/23	United States	300,000	259,500
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	400,000	396,276
senior note, 7.75%, 6/15/21	United States	1,000,000	1,043,750
senior note, 4.50%, 4/15/22	United States	400,000	374,000
WPX Energy Inc., senior note, 7.50%, 8/01/20	United States	1,500,000	1,638,750

			17,528,500

Food, Beverage & Tobacco 1.5%
Constellation Brands Inc.,
senior note, 3.875%, 11/15/19	United States	900,000	934,342
senior note, 4.75%, 12/01/25	United States	200,000	218,652

franklintempleton.com	Semiannual Report	11

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[e] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	1,500,000	$1,564,500
[e] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000	1,152,250
[e] Post Holdings Inc.,
senior note, 144A, 6.00%, 12/15/22	United States	100,000	105,125
senior note, 144A, 5.50%, 3/01/25	United States	400,000	416,000

			4,390,869

Health Care Equipment & Services 2.9%
[e,f] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	600,000	615,000
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	900,000	815,625
senior secured note, first lien, 6.25%, 3/31/23	United States	700,000	693,875
[e] Envision Healthcare Corp., senior note, 144A, 6.25%, 12/01/24	United States	500,000	538,125
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	900,000	981,000
senior note, 7.50%, 2/15/22	United States	500,000	574,845
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,110,000
[e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,400,750
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	900,000	921,375
senior secured note, first lien, 6.00%, 10/01/20	United States	500,000	534,105

			8,184,700

Materials 8.1%
[h] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	600,000	642,750
[e] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000	308,250
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000	530,625
[e] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	1,500,000	1,572,502
[e] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24	United States	1,500,000	1,569,375
[e] Cemex SAB de CV, senior secured bond, 144A, 7.75%, 4/16/26	Mexico	400,000	460,218
The Chemours Co., senior note, 6.625%, 5/15/23	United States	1,500,000	1,603,125
[e] CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A, 9.25%, 6/15/23	United States	500,000	534,375
[e] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	800,000	817,000
[e] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	961,000	993,434
senior note, 144A, 7.25%, 4/01/23	Zambia	500,000	516,250
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	700,000	710,325
[e] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	800,000	870,000
[e] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000	428,000
[e] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	600,000	636,000
[e] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000	1,358,760
[e] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000	956,250
senior note, 144A, 5.875%, 8/15/23	United States	400,000	442,750
[e] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	700,000	715,750
[e] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	100,000	109,250
senior note, 144A, 6.50%, 2/01/22	United States	600,000	623,250

12	Semiannual Report	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[e] Rain CII Carbon LLC/CII Carbon Corp., secured note, second lien, 144A, 8.25%, 1/15/21	United States	600,000	$623,250
[e] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior note, 144A, 7.00%, 7/15/24	United States	100,000	106,688
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	400,000	417,940
[i] senior secured note, first lien, 144A, FRN, 4.804%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	400,000	409,000
[e] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000	540,625
senior bond, 144A, 5.50%, 9/15/25	United States	600,000	661,500
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000	1,546,875
Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	1,200,000	1,356,000
[e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,100,000	1,141,250

			23,201,367

Media 4.6%
[e] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,000,000	1,057,500
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,000,000	1,035,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,500,000	1,548,750
[e] senior note, 144A, 5.125%, 5/01/23	United States	500,000	521,875
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	724,500
senior sub. note, 7.625%, 3/15/20	United States	800,000	793,000
CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	1,000,000	1,107,500
senior note, 5.25%, 6/01/24	United States	500,000	506,875
iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	1,500,000	1,073,438
[e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000	518,750
[e] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	600,000	571,500
[e] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,153,625
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000	422,500
[e] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000	103,625
senior note, 144A, 5.625%, 4/15/22	United States	1,806,000	1,885,012

			13,023,450

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
[e] Concordia International Corp.,
senior note, 144A, 7.00%, 4/15/23	Canada	900,000	157,500
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	500,000	392,500
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	815,000
senior note, 144A, 6.00%, 7/15/23	United States	500,000	415,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,200,000	1,176,000
[e] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000	1,258,500

franklintempleton.com	Semiannual Report	13

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)

[e]Valeant Pharmaceuticals International Inc.,
first lien, 144A, 6.50%, 3/15/22	United States	200,000	$211,500
senior note, 144A, 5.375%, 3/15/20	United States	500,000	501,250
senior note, 144A, 5.625%, 12/01/21	United States	500,000	470,000
[e] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,000,000	1,003,440

			6,400,690

Real Estate 0.5%

Equinix Inc., senior bond, 5.875%, 1/15/26	United States	300,000	330,375
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	311,250
senior note, 6.375%, 3/01/24	United States	700,000	758,625

			1,400,250

Retailing 1.4%

Dollar Tree Inc., senior note, 5.25%, 3/01/20	United States	400,000	411,600
Netflix Inc., senior note, 5.50%, 2/15/22	United States	1,500,000	1,642,500
Penske Automotive Group Inc., senior sub. note, 3.75%, 8/15/20	United States	1,400,000	1,431,500
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000	547,960

			4,033,560

Semiconductors & Semiconductor Equipment 0.4%

[e] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	313,000	358,776
Qorvo Inc., senior note, 6.75%, 12/01/23	United States	700,000	764,855

			1,123,631

Software & Services 1.8%

[e] CyrusOne LP/CyrusOne Finance Corp., senior note, 144A, 5.00%, 3/15/24	United States	300,000	316,500
[e] First Data Corp.,
secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000	1,771,485
senior note, 144A, 7.00%, 12/01/23	United States	500,000	535,150
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000	1,875,366
[e] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000	628,878

			5,127,379

Technology Hardware & Equipment 1.1%

[e] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,538,000	1,380,355
[e] Dell International LLC/EMC Corp., senior note, 144A, 5.875%, 6/15/21	United States	400,000	419,168
[e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	800,000	810,000
[e] TTM Technologies Inc., senior note, 144A, 5.625%, 10/01/25	United States	500,000	507,188

			3,116,711

Telecommunication Services 4.1%

[e] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000	327,090
CenturyLink Inc., senior bond, 5.625%, 4/01/25	United States	400,000	384,500
[e] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,173,522
[e] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	685,384
[e] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Colombia	1,500,000	1,552,500
[e,f] SBA Communications Corp., senior note, 144A, 4.00%, 10/01/22	United States	1,400,000	1,407,000
[e] Sprint Communications Inc.,
senior note, 144A, 9.00%, 11/15/18	United States	148,000	159,100
senior note, 144A, 7.00%, 3/01/20	United States	600,000	657,000

14	Semiannual Report	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)

Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000	$338,250
senior note, 7.25%, 9/15/21	United States	500,000	556,875
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000	534,000
senior note, 6.125%, 1/15/22	United States	1,000,000	1,042,500
senior note, 4.00%, 4/15/22	United States	700,000	726,614
[e] Wind Acquisition Finance SA,
secured note, second lien, 144A, 7.375%, 4/23/21	Italy	1,500,000	1,562,640
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	508,750

			11,615,725

Transportation 0.8%

[e] DAE Funding LLC,
senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	800,000	817,000
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	400,000	410,152
[e] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	1,100,000	1,144,550

			2,371,702

Utilities 2.6%

Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000	1,466,475
Dynegy Inc., senior note, 6.75%, 11/01/19	United States	1,128,000	1,170,300
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	500,000	477,500
[e] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,462,808
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	500,000	527,500
senior bond, 5.00%, 9/15/26	United States	1,000,000	1,045,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,500,000	1,147,500

			7,297,083

Total Corporate Bonds (Cost $142,096,428)			145,366,019

[i,j] Senior Floating Rate Interests 50.0%
Capital Goods 3.4%

Doncasters U.S. Finance LLC, Term B Loans, 4.833%, (LIBOR + 3.50%), 4/09/20	United States	1,955,354	1,897,509
Flying Fortress Inc. (ILFC), New Loan, 3.333%, (LIBOR + 2.00%), 10/30/22	Luxembourg	1,629,859	1,641,065
Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	444,740	453,265
Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	430,758	432,804
Mueller Water Products Inc., Loans, 3.735% - 3.833%, (LIBOR + 2.50%), 11/25/21	United States	345,643	348,343
Navistar Inc., Tranche B Term Loans, 5.24%, (LIBOR + 4.00%), 8/07/20	United States	3,276,397	3,305,746
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.737%, (LIBOR + 4.50%), 7/31/21	Australia	1,940,000	1,581,100

			9,659,832

Commercial & Professional Services 0.8%

Conduent Business Services LLC, Delayed Draw Term A Loan, 3.485%, (LIBOR + 2.25%), 12/07/21	United States	1,000,000	1,001,250
Ventia Pty. Ltd., Term B Loans (USD), 4.833%, (LIBOR + 3.50%), 5/21/22	Australia	1,326,810	1,336,761

			2,338,011

franklintempleton.com	Semiannual Report	15

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
[i,j] Senior Floating Rate Interests (continued)
Consumer Services 3.7%

24 Hour Fitness Worldwide Inc., Term Loan, 5.046%, (LIBOR + 3.75%), 5/28/21	United States	1,935,000	$1,937,999
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%, (LIBOR + 2.00%), 3/15/22	United States	2,073,215	2,066,737
Fitness International LLC, Term A Loan, 4.485%, (LIBOR + 3.25%), 4/01/20	United States	1,818,881	1,823,050
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 3.237%, (LIBOR + 2.00%), 10/25/23	United States	1,985,013	1,995,144
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Term B Loans, 3.234%, (LIBOR + 2.00%), 6/16/23	United States	1,725,315	1,735,173
Las Vegas Sands LLC, Term B Loans, 3.235%, (LIBOR + 2.00%), 3/29/24	United States	130,970	131,625
Sabre GLBL Inc., 2017 Other Term A Loans, 3.485%, (LIBOR + 2.25%), 7/01/22	United States	977,096	981,166

			10,670,894

Diversified Financials 1.5%

Avolon TLB Borrower 1 US LLC, Initial Term B-1 Loans, 3.486%, (LIBOR + 2.25%), 9/16/20	United States	2,310,977	2,321,293
Finco I LLC, Initial Term Loans, 2.75%, (LIBOR + 2.75%), 6/14/22	United States	2,000,000	2,021,750

			4,343,043

Energy 0.9%

Energy Transfer Equity LP, Loans, 3.981%, (LIBOR + 2.75%), 2/02/24	United States	501,857	504,635
OSG Bulk Ships Inc., Initial Term Loan, 5.57%, (LIBOR + 4.25%), 8/05/19	United States	2,035,947	1,943,057

			2,447,692

Food, Beverage & Tobacco 1.7%

JBS USA LUX SA, New Initial Term Loans, 3.804%, (LIBOR + 2.50%), 10/30/22	Brazil	3,006,936	2,973,483
Pinnacle Foods Finance LLC, Initial Term Loans, 3.232%, (LIBOR + 2.00%), 2/03/24	United States	132,825	133,323
Post Holdings Inc., Series A Incremental Term Loan, 3.49%, (LIBOR + 2.25%), 5/24/24	United States	1,693,281	1,698,680

			4,805,486

Health Care Equipment & Services 2.1%

Envision Healthcare Corp. (Emergency Medical), Initial Term Loans, 4.24%, (LIBOR + 3.00%), 12/01/23	United States	1,639,439	1,651,906
Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 4.083%, (LIBOR + 2.75%), 9/24/24	United States	1,990,000	1,990,000
U.S. Renal Care Inc., Initial Term Loan, 5.583%, (LIBOR + 4.25%), 12/31/22	United States	2,487,342	2,417,385

			6,059,291

Household & Personal Products 1.4%

FGI Operating Co. LLC, Term B Loans, 5.50%, (LIBOR + 4.25%), 4/19/19	United States	1,981,235	1,544,125
Spectrum Brands Inc., USD Term Loans, 3.312% - 3.314%, (LIBOR + 2.00%), 6/23/22	United States	2,413,998	2,429,689

			3,973,814

16	Semiannual Report	franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
[i,j] Senior Floating Rate Interests (continued)
Materials 3.6%

Ashland LLC, Term B Loan, 3.237% - 3.319%, (LIBOR + 2.00%), 5/17/24	United States	541,850	$544,559
Axalta Coating Systems U.S. Holdings Inc., Term B-2 Dollar Loans, 3.333%, (LIBOR + 2.00%), 6/01/24	United States	1,865,272	1,876,833
Chemours Co., Tranche B-1 US Term Loans, 3.74%, (LIBOR + 2.50%), 5/12/22	United States	2,141,057	2,155,777
Cyanco Intermediate Corp., Initial Term Loan, 5.735%, (LIBOR + 4.50%), 5/01/20	United States	1,816,120	1,830,309
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 3.985%, (LIBOR + 2.75%), 3/31/24	United States	1,542,260	1,552,863
KMG Chemicals Inc., Initial Term Loan, 5.485%, (LIBOR + 4.25%), 6/15/24	United States	448,183	456,027
OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	1,220,315	1,232,518
Oxbow Carbon LLC, Tranche B Term Loan, 4.735%, (LIBOR + 3.50%), 1/19/20	United States	628,554	634,054

			10,282,940

Media 7.5%

AMC Entertainment Holdings Inc., Incremental Term Loans, 3.484%, (LIBOR + 2.25%), 12/15/23	United States	598,472	597,051
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.484%, (LIBOR + 2.25%), 7/17/25	United States	2,599,138	2,585,892
Gray Television Inc., Term B-2 Loan, 3.737%, (LIBOR + 2.50%), 2/07/24	United States	2,749,297	2,769,059
Lions Gate Entertainment Corp., Term A Loan, 3.235%, (LIBOR + 2.00%), 12/08/21	United States	2,908,125	2,912,671
Live Nation Entertainment Inc., Term B-3 Loans, 3.50%, (LIBOR + 2.25%), 10/21/23	United States	842,632	846,739
Mediacom Illinois LLC, Tranche K Term Loan, 3.45%, (LIBOR + 2.25%), 2/15/24	United States	1,134,300	1,139,404
Mission Broadcasting Inc., Term Loan B-2, 3.737%, (LIBOR + 2.50%), 7/19/24	United States	68,501	68,752
Nexstar Broadcasting Inc., Term Loan B-2, 3.737%, (LIBOR + 2.50%), 7/19/24	United States	547,187	549,186
Regal Cinemas Corp., Term Loan, 3.235%, (LIBOR + 2.00%), 4/01/22	United States	3,018,643	3,007,532
Sinclair Television Group Inc., Tranche B Term Loans, 3.49%, (LIBOR + 2.25%), 1/03/24	United States	1,991,004	1,997,019
UPC Financing Partnership, Facility AP, 3.984%, (LIBOR + 2.75%), 4/15/25	United States	2,180,000	2,190,316
Virgin Media Bristol LLC, I Facility, 3.984%, (LIBOR + 2.75%), 1/31/25	United States	2,622,768	2,635,677

			21,299,298

Pharmaceuticals, Biotechnology & Life Sciences 4.0%

Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	1,995,000	2,017,444
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.447%, (LIBOR + 2.25%), 1/31/25	United States	1,740,638	1,745,879
Horizon Pharma Inc., Second Amendment Refinancing Term Loans, 5.00%, (LIBOR + 3.75%), 3/29/24	United States	2,138,620	2,158,670
INC Research Holdings Inc., Initial Term B Loans, 3.485%, (LIBOR + 2.25%), 8/01/24	United States	1,878,538	1,886,756
RPI Finance Trust, Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	1,200,564	1,203,566

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
[i,j] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)

Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	2,319,012	$2,362,783

			11,375,098

Retailing 3.4%

Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	3,643,596	2,994,580
Dollar Tree Inc., Term A-1 Loans, 2.75%, (LIBOR + 1.50%), 7/06/20	United States	1,567,486	1,564,038
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.064%, (LIBOR + 3.75%), 7/09/19	United States	2,786,119	2,610,824
PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	2,930,442	2,495,064

			9,664,506

Semiconductors & Semiconductor Equipment 1.7%

MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.487%, (LIBOR + 2.25%), 5/07/24	United States	2,630,671	2,627,382
MKS Instruments Inc., Tranche B-3 Term Loans, 3.485%, (LIBOR + 2.25%), 4/29/23	United States	339,855	343,200
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.485%, (LIBOR + 2.25%), 3/31/23	United States	1,953,072	1,962,330

			4,932,912

Software & Services 1.8%

Global Payments Inc., Term A-2 Loan, 2.947%, (LIBOR + 1.75%), 5/02/22	United States	1,349,834	1,350,115
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	2,036,613	2,036,978
Sungard Availability Services Capital Inc., 2019 Tranche B Term Loan, 6.235%, (LIBOR + 5.00%), 3/29/19	United States	1,740,703	1,644,964

			5,032,057

Technology Hardware & Equipment 3.1%

Ciena Corp., Refinancing Term Loan, 3.736%, (LIBOR + 2.50%), 1/28/22	United States	2,357,809	2,369,598
Commscope Inc., Tranche 5 Term Loans, 3.235%, (LIBOR + 2.00%), 12/29/22	United States	2,093,107	2,106,149
Dell International LLC, Term A-3 Loan, 3.20%, (LIBOR + 2.00%), 12/31/18	United States	2,538,306	2,543,065
Western Digital Corp., US Term B-2 Loan, 3.985%, (LIBOR + 2.75%), 4/29/23	United States	1,716,821	1,731,843

			8,750,655

Telecommunication Services 0.2%
Consolidated Communications Inc., Initial Term Loan, 4.24%, (LIBOR + 3.00%), 10/05/23	United States	527,596	515,989

Transportation 5.2%

Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	3,010,393	3,032,345
American Airlines Inc., Class B Term Loans, 3.735%, (LIBOR + 2.50%), 4/28/23	United States	1,981,015	1,989,682
Delos Finance SARL (ILFC), New Loan, 3.333%, (LIBOR + 2.00%), 10/06/23	Luxembourg	2,500,000	2,518,528
The Hertz Corp., Tranche B-1 Term Loan, 3.985%, (LIBOR + 2.75%), 6/30/23	United States	3,008,670	2,994,568
Pilot Travel Centers LLC, Initial Tranche B Term Loans, 3.235%, (LIBOR + 2.00%), 5/25/23	United States	1,488,750	1,500,536

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*			Value
[i,j] Senior Floating Rate Interests (continued)
Transportation (continued)

United Air Lines Inc., Class B Term Loans, 3.561%, (LIBOR + 2.25%), 4/01/24	United States	995,000			$999,851
XPO Logistics Inc., Loans, 3.554%, (LIBOR + 2.25%), 11/01/21	United States	1,867,306			1,874,168

					14,909,678

Utilities 4.0%

Calpine Corp., Term Loan (B5), 4.09%, (LIBOR + 2.75%), 1/15/24	United States	2,552,448			2,550,689
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	2,408,700			2,442,824
Lightstone Holdco LLC,
Initial Term B Loan, 5.735%, (LIBOR + 4.50%), 1/30/24	United States	2,795,479			2,790,892
Initial Term C Loan, 5.735%, (LIBOR + 4.50%), 1/30/24	United States	174,187			173,901
NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	3,440,767			3,447,477

					11,405,783

Total Senior Floating Rate Interests (Cost $143,780,401)					142,466,979

Foreign Government and Agency Securities (Cost $1,923,108) 0.6%
Government of Mexico, 7.75%, 12/14/17	Mexico	320,000	[k]	MXN	1,759,938

Commercial Mortgage-Backed Securities 6.1%
Banks 2.9%

Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	147,910			149,764
[i,l] Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.499%, 6/25/34	United States	555,524			566,563
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	588,738			556,519
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000			1,533,922
[i,l] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.766%, 7/10/38	United States	1,005,000			943,468
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000			1,459,147
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	1,410,000			1,433,782
[m] Merrill Lynch Mortgage Investors Trust,
[n] 2003-OPT1, B2, FRN, 5.362%, (1-month USD LIBOR + 4.125%), 7/25/34	United States	33,301			8,231
2005-A6, 2A3, FRN, 1.617%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	257,677			255,196
[m] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 6.187%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	350,442			361,620
[i,l] Morgan Stanley Capital I Trust, 2007-IQ16, AMA, FRN, 6.091%, 12/12/49	United States	309,137			311,498
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000			572,280

					8,151,990

Diversified Financials 3.2%

[m] Argent Securities Inc., 2003-W5, M4, FRN, 6.862%, (1-month USD LIBOR + 5.625%), 10/25/33	United States	220,871			223,275
[e,i,l] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.35%, 5/26/35	United States	1,591,366			1,520,921
[m] Chase Funding Trust, 2004-2, 2A2, FRN, 1.737%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	456,519			444,263

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)

[m] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	2,093,904	$2,161,599
2014-HQ2, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	900,000	929,680
2015-DN1, M2, FRN, 3.637%, (1-month USD LIBOR + 2.40%), 1/25/25	United States	230,769	231,135
2015-HQ1, M2, FRN, 3.437%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	415,476	419,041
[m] Impac Secured Assets Trust, 2007-2, FRN, 1.487%, (1-month USD LIBOR + 0.25%), 4/25/37	United States	241,121	240,809
[e,m] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.684%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	854,915	861,925
[m] MortgageIT Trust, 2004-1, A2, FRN, 2.137%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	325,146	320,166
[m] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.547%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	443,638	433,564
[m,n] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 6.187%, (1-month USD LIBOR + 4.95%), 11/25/33	United States	147,107	116,145
[m,n] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 6.112%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987	11,721
[m] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.737%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	345,175	340,837
[i,l] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.028%, 4/25/45	United States	725,014	728,458
Wells Fargo Mortgage Backed Securities Trust,
[i,l] 2004-W, A9, FRN, 3.616%, 11/25/34	United States	226,625	231,990
2007-3, 3A1, 5.50%, 4/25/22	United States	68,169	69,748

			9,285,277

Total Commercial Mortgage-Backed Securities (Cost $17,487,957)			17,437,267

Mortgage-Backed Securities 38.0%
o Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 3.827%, (12-month USD LIBOR +/- MBS Margin), 5/01/34	United States	88,861	93,518

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 18.4%

FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	513,670	549,171
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	6,943	7,114
FHLMC Gold 30 Year, 3.00%, 4/01/47	United States	5,957,681	5,982,084
[p] FHLMC Gold 30 Year, 3.00%, 10/01/47	United States	6,450,000	6,470,156
FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	49,285	50,875
FHLMC Gold 30 Year, 3.50%, 3/01/47	United States	6,050,676	6,245,918
[p] FHLMC Gold 30 Year, 3.50%, 10/01/47	United States	7,980,000	8,229,063
FHLMC Gold 30 Year, 4.00%, 8/01/47	United States	12,235,530	12,888,969
[p] FHLMC Gold 30 Year, 4.00%, 10/01/47	United States	9,935,000	10,458,139
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	613,688	695,271
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	352,099	391,152
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	106,002	115,525
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	8,100	8,260
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	309,928	370,098

			52,461,795

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
o Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%

FNMA, 2.79% - 2.975%, (6-month USD LIBOR +/- MBS Margin), 6/01/32 - 7/01/34	United States	565,496	$586,516

Federal National Mortgage Association (FNMA) Fixed Rate 13.6%

FNMA 15 Year, 3.00%, 8/01/27	United States	13,046	13,420
FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	43,578	45,393
FNMA 15 Year, 5.50%, 7/01/20	United States	126,178	129,579
FNMA 15 Year, 6.50%, 7/01/20	United States	197	198
FNMA 30 Year, 3.00%, 4/01/47	United States	1,455,973	1,461,445
[p] FNMA 30 Year, 3.00%, 10/01/47	United States	6,450,000	6,468,141
FNMA 30 Year, 3.50%, 4/01/47	United States	1,939,244	2,000,473
FNMA 30 Year, 3.50%, 1/01/45 - 5/01/47	United States	2,073,262	2,138,721
[p] FNMA 30 Year, 3.50%, 10/01/47	United States	6,825,000	7,033,749
FNMA 30 Year, 3.50%, 7/01/56	United States	947,857	975,144
FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	1,158,572	1,221,037
FNMA 30 Year, 4.00%, 3/01/47	United States	2,298,704	2,421,408
[p] FNMA 30 Year, 4.00%, 10/01/47	United States	8,375,000	8,815,342
FNMA 30 Year, 4.50%, 12/01/44	United States	781,735	840,363
FNMA 30 Year, 4.50%, 5/01/24 - 12/01/44	United States	2,198,961	2,363,956
[p] FNMA 30 Year, 4.50%, 10/01/47	United States	675,000	724,386
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	468,420	515,720
FNMA 30 Year, 5.50%, 6/01/37	United States	367,422	407,601
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	949,692	1,077,548
FNMA 30 Year, 6.50%, 8/01/32	United States	128,095	145,442
FNMA 30 Year, 7.00%, 9/01/18	United States	5,266	5,323
FNMA 30 Year, 8.00%, 10/01/29	United States	7,910	7,932

			38,812,321

Government National Mortgage Association (GNMA) Fixed Rate 5.8%

GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	410,436	454,046
GNMA II SF 30 Year, 3.50%, 3/20/45 - 12/20/45	United States	868,052	903,969
GNMA II SF 30 Year, 3.50%, 3/20/47	United States	5,323,873	5,542,021
[p] GNMA II SF 30 Year, 3.50%, 10/01/47	United States	8,915,000	9,266,028
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	41,759	46,944
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	106,817	128,204

			16,341,212

Total Mortgage-Backed Securities (Cost $108,220,123)			108,295,362

		Shares

Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000	—
[a,b] NewPage Corp., Litigation Trust.	United States	1,500,000	—
[a] Penn Virginia Corp., Litigation Trust	United States	300,000	6,000
[a,b] Vistra Energy Corp., Litigation Trust	United States	2,000,000	23,200

Total Escrows and Litigation Trusts (Cost $58,482)			29,200

Total Investments before Short Term Investments (Cost $422,489,490)			419,802,259

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Short Term Investments (Cost $14,825,987) 5.2%

Money Market Funds 5.2%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 0.67%	United States	14,825,987	$14,825,987

Total Investments (Cost $437,315,477) 152.6%			434,628,246
Preferred Shares (31.6)%			(90,000,000)
Other Assets, less Liabilities (21.0)%			(59,814,132)

Net Assets 100.0%			$284,814,114

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPerpetual security with no stated maturity date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2017, the aggregate value of these securities was $79,119,165, representing 27.8% of net assets.

fSecurity purchased on a when-issued basis. See Note 1(c).

gSee Note 8 regarding defaulted securities.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(e) regarding senior floating rate interests.

kPrincipal amount is stated in 100 Mexican Peso Units.

lAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

mThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

nThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

oAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

pSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

qSee Note 4(c) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$422,489,490
Cost - Non-controlled affiliates (Note 4c)	14,825,987

Value - Unaffiliated issuers	$419,802,259
Value - Non-controlled affiliates (Note 4c)	14,825,987
Cash	530,617
Receivables:
Investment securities sold	38,742
Interest	3,258,159

Total assets	438,455,764

Liabilities:
Payables:
Investment securities purchased	60,764,382
Management fees	245,571
Trustees’ fees and expenses	1,598
Distributions to common shareholders	2,400,558
Distributions to preferred shareholders	65,208
Accrued expenses and other liabilities	164,333

Total liabilities	63,641,650

Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)](Note 3)	90,000,000

Net assets applicable to common shares	$284,814,114

Net assets applicable to common shares consist of:
Paid-in capital	$318,326,409
Distributions in excess of net investment income	(11,329,930)
Net unrealized appreciation (depreciation)	(2,687,845)
Accumulated net realized gain (loss)	(19,494,520)

Net assets applicable to common shares	$284,814,114

Common shares outstanding	22,604,126

Net asset value per common share	$12.60

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended September 30, 2017 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 4c)	$43,528
Interest:
Unaffiliated issuers	8,996,501

Total investment income	9,040,029

Expenses:
Management fees (Note 4a)	1,534,014
Transfer agent fees	28,497
Custodian fees (Note 5)	3,016
Reports to shareholders	22,186
Professional fees	42,046
Trustees’ fees and expenses	9,024
Auction agent fees and expenses	22,002
Other	56,313

Total expenses	1,717,098
Expense reductions (Note 5)	(1,631)
Expenses waived/paid by affiliates (Note 4c)	(29,108)

Net expenses	1,686,359

Net investment income	7,353,670

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,351,301
Foreign currency transactions	5,942

Net realized gain (loss)	2,357,243

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(990,022)
Translation of other assets and liabilities denominated in foreign currencies	(3,467)

Net change in unrealized appreciation (depreciation)	(993,489)

Net realized and unrealized gain (loss)	1,363,754

Net increase (decrease) in net assets resulting from operations	$8,717,424

Distributions to preferred shareholders from net investment income	(1,228,308)

Net increase (decrease) in net assets applicable to common shares resulting from operations	$7,489,116

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,353,670	$ 16,513,971
Net realized gain (loss)	2,357,243	(8,867,745)
Net change in unrealized appreciation (depreciation)	(993,489)	32,077,052
Distributions to preferred shareholders from net investment income	(1,228,308)	(1,856,851)

Net increase (decrease) in net assets applicable to common shares resulting from operations	7,489,116	37,866,427

Distributions to common shareholders from:
Net investment income	(14,550,276)	(15,071,636)
Tax return of capital	—	(9,335,223)

Total distributions to common shareholders	(14,550,276)	(24,406,859)

Capital share transactions from - repurchase of shares (Note 2)	—	(53,715,818)

Net increase (decrease) in net assets	(7,061,160)	(40,256,250)
Net assets applicable to common shares:
Beginning of period	291,875,274	332,131,524

End of period	$284,814,114	$291,875,274

Distributions in excess of net investment income included in net assets:
End of period	$(11,329,930)	$ (2,905,016)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

As approved by the Fund’s Board of Trustees (the Board) at a meeting held on October 24, 2017, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2017.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and TBA Basis

The Fund purchases securities on a when-issued and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Mortgage Dollar Rolls (continued)

mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The tax basis of the Fund’s distributions, which is likely to have a portion deemed to be a return of capital, is not determined until fiscal year end.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund..

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2017, there were an unlimited number of shares authorized (without par value). During the period ended September 30, 2017 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended September 30, 2017		Year Ended March 31, 2017

	Shares	Amount	Shares	Amount
Shares repurchased[a]	—	$ —	4,231,524	$53,715,818

Weighted average discount of market price to net asset value of shares repurchased		—%		8.14%

aOn January 19, 2017, the Fund announced a tender offer to purchase for cash up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017 at which time the tender was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on March 6, 2017.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended September 30, 2017; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the period ended September 30, 2017, the dividends on Preferred Shares ranged from 2.45% to 2.71%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Auction Rate Preferred Shares (continued)

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2017, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended September 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.67%	21,388,024	42,113,883	(48,675,920)	14,825,987	$14,825,987	$43,528	$ —	$ —

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$8,480,888
Capital loss carryforwards not subject to expiration:
Short term	447,668
Long term	12,920,343

Total capital loss carryforwards	$21,848,899

At September 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$437,674,854

Unrealized appreciation	$9,208,721
Unrealized depreciation	(12,255,329)

Net unrealized appreciation (depreciation)	$(3,046,608)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2017, aggregated $418,822,478 and $429,576,136, respectively.

8. Credit Risk and Defaulted Securities

At September 30, 2017, the Fund had 65.0% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2017, the value of this security represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Restricted Securities (continued)

At September 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
404	Nine Point Energy Holdings Inc., cvt. pfd	3/24/17	$377,604	$478,838
18,477	Nine Point Energy LLC.	7/15/14 - 1/5/15	830,630	221,719

	Total Restricted Securities (Value is 0.2% of Net Assets)		$1,208,234	$700,557

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$1,439,923	$896,979	$700,846		$3,037,748
Materials	21,194	—	—		21,194
Transportation	—	163,421	—		163,421
Convertible Bonds	—	1,225,131	—		1,225,131
Corporate Bonds	—	145,366,019	—		145,366,019
Senior Floating Rate Interests	—	142,466,979	—		142,466,979
Foreign Government and Agency Securities	—	1,759,938	—		1,759,938
Commercial Mortgage-Backed Securities	—	17,437,267	—		17,437,267
Mortgage-Backed Securities	—	108,295,362	—		108,295,362
Escrows and Litigation Trusts	—	6,000	23,200	[b]	29,200
Short Term Investments	14,825,987	—	—		14,825,987

Total Investments in Securities	$16,287,104	$417,617,096	$724,046		$434,628,246

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at September 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency	Selected Portfolio
MXN Mexican Peso	ARM	Adjustable Rate Mortgage
	FHLMC	Federal Home Loan Mortgage Corp.
	FNMA	Federal National Mortgage Association
	FRN	Floating Rate Note
	GNMA	Government National Mortgage Association
	LIBOR	London InterBank Offered Rate
	PIK	Payment-In-Kind
	SF	Single Family

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FRANKLIN LIMITED DURATION INCOME TRUST

Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) of the Fund was held on October 5, 2017, and then adjourned to October 26, 2017, in order to allow shareholders additional opportunity to vote. At the Meeting, shareholders elected Terrence J. Checki, Mary C. Choksi, Rupert H. Johnson, Jr. and Larry D. Thompson as Trustees of the Fund to hold office for a three year term, set to expire at the 2020 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier.

The results of the voting are as follows:

	Common and Preferred Shares
Trustee Nominees	For	Withheld

Terrence J. Checki	19,495,730	603,369
Mary C. Choksi	19,788,125	310,974
Larry D. Thompson	19,667,441	431,658

	Preferred Shares
Trustee Nominees	For	Withheld
Rupert H. Johnson, Jr.	1,294	71

Note: Harris J. Ashton, Gregory E. Johnson, Edith E. Holiday, J. Michael Luttig, and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your

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DIVIDEND REINVESTMENT PLAN

account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report
Franklin Limited Duration Income Trust
Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN® / 342-5236
Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
www.astfinancial.com

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FTF S 11/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co.,

LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle Chief Executive Officer - Finance and Administration Date November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle Chief Executive Officer - Finance and Administration Date November 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey Chief Financial Officer and Chief Accounting Officer Date November 27, 2017